Exhibit 10.1

Execution Copy

SEVENTH AMENDMENT TO THE AMENDED

AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS SEVENTH AMENDMENT TO THE AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 23, 2005 (this “Amendment”), is entered into by and among U.S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the “Seller”), UNITED STATES STEEL CORPORATION (formerly known as United States Steel LLC, in its individual capacity “USS”), a Delaware corporation as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), each FUNDING AGENT listed on the signature pages hereto on behalf of their respective CP Conduit Purchasers and Committed Purchasers (collectively, the “Funding Agents”) and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers and Committed Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Amended and Restated Receivables Purchase Agreement, dated as of November 28, 2001 (as amended or otherwise modified through the date hereof, the “Agreement”), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the Funding Agents and the Collateral Agent.

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments.

1.1 The definition of “Joint Venture Obligor Percentage” in Exhibit I to the Agreement is hereby deleted in its entirety.

1.2 The definition of “Loss Reserve Percentage” in Exhibit I to the Agreement is hereby amended and restated in its entirety to read as follows:

““Loss Reserve Percentage” means, on any date, the greater of: (a) 12%, and (b) (i) the product of (x) the Reserve Adjustment Factor times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (y) the aggregate amount of Receivables generated by the Originators during (A) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is only required to provide a Monthly Report, the five most recent calendar months, (B) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is required to provide a Weekly Report, the sum of the four most recent calendar months, plus 0.25, times the fifth most recent calendar month and (C) if, pursuant to Section 2(j) of Exhibit IV to the Agreement, the Servicer is required to provide a Daily Report, the four most recent calendar months divided by (ii) the Net Receivables Pool Balance on such date.”

1.3 Paragraph (g) in Exhibit V to the Agreement is hereby amended and restated in its entirety to read as follows:

“(g) (i) the (A) Default Ratio shall exceed 4.0%, (B) the Dilution Ratio shall exceed 6.0%, or (C) the Delinquency Ratio shall exceed 6.0% or (ii) the average for three consecutive calendar months of: (A) the Default Ratio shall exceed 3.0%, (B) the Dilution Ratio shall exceed 5.0%, or (C) the Delinquency Ratio shall exceed 5.0%;”

1.4 Schedule IV to the Agreement is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Effectiveness of this Amendment.

A. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and each Funding Agent of counterparts (whether by facsimile or otherwise) of this Amendment duly executed by each of the parties hereto.

SECTION 4. Representations and Warranties of USS and Seller; Further Assurances.

A. USS and the Seller, each for itself only, hereby represent and warrant that, upon this Amendment becoming effective, each of the representations, warranties, covenants and agreements made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof.

B. USS and the Seller hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

SECTION 5. Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

2

B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Each of the Collateral Agent and the Funding Agents do not waive and have not waived, and hereby expressly reserve, its right at any time to take any and all actions, and to exercise any and all remedies, authorized or permitted under the Agreement, as amended, or any of the other Transaction Documents, or available at law or equity or otherwise.

E. Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

(signatures begin on the next page)

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATES STEEL CORPORATION,
as initial Servicer

By:	/s/ G. R. Haggerty
Name:	G. R. Haggerty
Title:	Executive Vice President and Chief
Financial Officer

U.S. STEEL RECEIVABLES LLC, as Seller

By:	/s/ L.T. Brockway
Name:	L.T. Brockway
Title:	Vice President

S-1	Receivables Purchase Agreement Amendment #7 US Steel

FUNDING AGENTS AND PURCHASERS:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street Funding Corp., and as Funding Agent for Liberty Street Funding Corp. and The Bank of Nova Scotia, as Purchasers

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By:	/s/ Bernard J. Augelo
Name:	Bernard J. Augelo
Title:	Vice President

S-2	Receivables Purchase Agreement Amendment #7 US Steel

FUNDING AGENTS AND PURCHASERS CONT.:

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser for Park Avenue Receivables Company, LLC and JPMorgan Chase Bank, N.A., as Purchasers

By:	/s/ Leo Loughead
Name:	Leo Loughead
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as a Funding Agent for Park Avenue Receivables Company, LLC

By:	/s/ Leo Loughead
Name:	Leo Loughead
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., as attorney-in-fact for Park Avenue Receivables Company, LLC, as a CP Conduit Purchaser

By:	/s/ Leo Loughead
Name:	Leo Loughead
Title:	Managing Director

S-3	Receivables Purchase Agreement Amendment #7 US Steel

THE BANK OF NOVA SCOTIA,
as Collateral Agent

By:	/s/ Norman Last
Name:	Norman Last
Title:	Managing Director

S-4	Receivables Purchase Agreement Amendment #7 US Steel

EXHIBIT A

SCHEDULE IV

SPECIAL OBLIGORS

Special Obligor	Concentration Percentage
1. General Motors Corporation	10%

A-1	Receivables Purchase Agreement Amendment #7 US Steel